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                                                               Exhibit 23.3




                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Brake Headquarters U.S.A., Inc. on Form S-3 of our report dated December 23, 1997 on the financial statements of WAWD-EAP Automotive Products, Inc. incorporated by reference in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP



San Francisco, California
June 29, 1998